UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 19, 2007
                                                        ------------------

                                   Culp, Inc.
                                   ----------
             (Exact Name of Registrant as Specified in its Charter)


       North Carolina                 0-12781                  56-1001967
-----------------------------  -----------------------  ------------------------
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                     Identification No.)

                             1823 Eastchester Drive
                        High Point, North Carolina 27265
              ----------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (336) 889-5161
     -----------------------------------------------------------------------
              (Registrant's Telephone Number, including area code)

                                 Not Applicable
   --------------------------------------------------------------------------
              (Former Name or Address, if changed from last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

        [ ] Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                   CULP, INC.

                                      Index


                                                                          Page
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Item 5.02 -    Departure of Directors or Certain Officers;                 3
               Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Signatures                                                                 4






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


Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Mr. Jean Brunel submitted a letter of resignation to the board of directors on September 19, 2007, stating that he would resign from the board, contingent upon the Registrant's shareholders approving a bylaw amendment changing the size of range in number of seats on the board at the annual meeting scheduled for September 20, 2007. The shareholders approved the bylaw amendment, and thus Mr. Brunel's resignation became effective on September 20, 2007.

Kenneth W. McAllister was re-elected as a director at the annual meeting, and the terms of Robert G. Culp, III, Patrick L. Flavin, Kenneth R. Larson, and Franklin N. Saxon continued. Thus, the five members of the board of directors following the annual meeting and Mr. Brunel's resignation were Robert G. Culp, III, Patrick L. Flavin, Kenneth R. Larson, Kenneth W. McAllister, and Franklin
N. Saxon. The board of directors met following the annual meeting and set the number of seats on the board at five in accordance with the newly-adopted bylaw.

Also at the meeting held on September 20, 2007, the shareholders approved the 2007 Equity Incentive Plan (the "2007 Plan"), which provides for a variety of equity-based awards that can be made to employees, directors, or consultants or advisors to the Registrant. A more complete description of the 2007 Plan is contained on pp. 14-19 of the Registrant's proxy statement previously filed with the Commission pursuant to Regulation 14A on August 14, 2007, which description is incorporated by reference. The proxy statement also contained the entire text of the 2007 Plan in Annex A attached thereto.




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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 24, 2007

                                        CULP, INC.


                                        By:  /s/ Kenneth M. Ludwig
                                             ---------------------
                                             Kenneth M. Ludwig
                                             Corporate Secretary






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